EXHIBIT 99.1

       CONVERSION SERVICES INTERNATIONAL ANNOUNCES ADJUSTMENT OF FINANCIAL
        STATEMENTS RELATED TO THE ACCOUNTING OF WARRANTS ISSUED IN 2004;
                      NO IMPACT ON REVENUES OR CASH ITEMS

EAST HANOVER, N.J., November 21, 2005 -- Conversion Services International, Inc. (AMEX: CVN), a premier professional services firm exclusively focused on delivering the value in strategic business intelligence, data warehousing and data management solutions to Global 2000 organizations and other businesses, today announced that it restated the manner in which Conversion Services International, Inc. ("CSI") recorded and accounted for the issuance of certain warrants in 2004.

CSI had previously accounted for these warrants by calculating the fair value of the warrants using an option pricing model, and attributing a portion of the underlying debt associated with the warrants by recording the value of the warrants as a component of stockholders' equity and a corresponding reduction of the debt. As a result of the issuance of a registration rights agreement that included a liquidated damages clause, which linked to an effective registration of such securities, the value of these warrants is now reflected as a financial instrument in the current liabilities section of the restated Condensed Consolidated Balance Sheet. These adjustments have no impact on revenues or on any cash items.

The determination to change CSI's accounting for these warrants was made by the Board of Directors and the Audit Committee of CSI upon the recommendation of management and was discussed with CSI's independent registered public accounting firm, Friedman LLP. Additional information can be found in the Company's Current Report on Form 8-K, its three amended Quarterly Reports on Form 10-QSB/A for the quarters ended September 30, 2004, March 31, 2005 and June 30, 2005, and its amended Annual Report on Form 10-KSB/A for the year ended December 31, 2004 being filed with the SEC today.

About Conversion Services International, Inc.

Conversion  Services  International,  Inc. (CSI) is a leading  provider of a new category of professional services focusing on strategic consulting, data warehousing, business intelligence, and information technology management solutions. CSI offers an array of products and services to help companies define, develop, and implement the warehousing and strategic use of both enterprise-wide and specific categories of strategic data. CSI's current customers include Verizon Wireless, Morgan Stanley, Pfizer, Goldman Sachs, Merck and Standard & Poor's. Information about CSI can be found on the web at http://www.csiwhq.com or by calling its corporate headquarters at 888-CSI-5036.

Note on Forward-Looking Statements

Except for the historical information contained herein, this press release contains, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to CSI's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or similar expressions. These statements are based upon the current beliefs and expectations of CSI's management and are subject to significant risks and uncertainties, including the ability of CSI to be in compliance will all applicable American Stock Exchange continued listing requirements, the ability to maintain revenue growth, the ability to locate and acquire other businesses and to successfully integrate such acquisitions, the ability to decrease operating expenses, and those detailed in CSI's filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond CSI's control). CSI undertakes no obligation to update publicly any forward-looking statements.


Contact:
Mitchell Peipert                              -or-    Investor Relations Counsel
Vice President and Chief Financial Officer            The Equity Group Inc.
Conversion Services International, Inc.               Lauren Till, 212-836-9610
973-560-9400 x 2088                                   LTill@equityny.com
mpeipert@csiwhq.com

                     Conversion Services International, Inc.
                 100 Eagle Rock Avenue o East Hanover, NJ 07936
                          973.560.9400 o www.csiwhq.com